UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECCURITIES EXCHANGE ACT OF 1934

July 12, 2023

Date of Report (Date of earliest event reported)

Dream Homes & Development Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55445	40-0011701
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

314 South Main Street

Forked River, NJ 08731

(Address of Principal Executive Offices)

(609) 693-8881

(Registrant’s telephone number, including area code)

N/A

(Fonner Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a—12 under the Exchange Act (17 CFR 240.14+12)

☐	Pre-commencement communications pursuant to Rule under the Exchange Act (17 CFR

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	DREM	None

As used in this Current Report on Form 8-K (this “Current Report”), and unless otherwise indicated, die terms “the Company,” “DREM,” “we,” “us” and “our” refer to Dream Homes & Development Corporation and its subsidiaries.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Boyle CPA, LLC

(i) On July 12, 2023, the Company ended the engagement of Boyle CPA, LLC (‘Boyle”) as DREM’s independent registered public accounting firm. The decision to end the engagement of Boyle CPA, LLC was approved by unanimous written consent of the Company’s board of directors on July 12, 2023.

(ii) The reports of Boyle on the Company’s consolidated financial statements for the year ended December 31, 2022, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports on the Company’s consolidated financial statements contained an explanatory paragraph in respect to the substantial doubt about its ability to continue as a going concern.

(iii) During the Company’s most recent fiscal year ended December 31, 2022, and the subsequent interim period through the date of this Current Report, (a) there have been no disagreements with Boyle, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Boyle, would have caused Boyle to make reference to the subject matter of the disagreement in connection with its reports; (b) no such disagreement was discussed with our board of directors as a whole; and (d) there have been no “reportable events” as defined in Item 304(a)(I)(iv) of Regulation S-K.

(b)	Engagement of Olayinka Oyebola & Co.

(i) Effective July 12, 2023, DREM engaged Olayinka Oyebola & Co. (“Olayinka”) as its independent public registered accounting firm. The engagement Of Olayinka was approved by the unanimous written consent of the Company’s board of directors on July 12, 2023.

(ii) During the Company’s two most recent fiscal years ended December 31, 2022 and December 31, 2021, and the subsequent interim period through the date of this Current Report, we did not consult with Olayinka regarding either (a) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (b) any matter that was either the subject of a disagreement or a “reportable event” as defined in Item 304(a)(I)(iv) and (v) of Regulation S-K.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dream Homes & Development Corporation

Dated: July 12, 2023	By:	/s/ Vincent Simonelli
Vincent Simonelli, President